EXHIBIT 31

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

I, Ross Harbottle, President and Principal Accounting Officer of Sidewinder Explorations Inc., hereby certify that:

(1) I have reviewed this amended quarterly report of Sidewinder Explorations Inc. for the quarter ended July 31, 2008;

(2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

(3) Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Sidewinder Explorations Inc.as of, and for, the periods presented in this report;

(4) Sidewinder Explorations Inc.'s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)):

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Sidewinder Explorations Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Evaluated the effectiveness of Sidewinder Explorations Inc.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c) Disclosed in this report any change in Sidewinder Explorations Inc.'s internal control over financial reporting that occurred during Sidewinder Explorations Inc.'s most recent fiscal quarter (Registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Sidewinder Explorations Inc.'s internal control over financial reporting; and

(5) Sidewinder Explorations Inc.'s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Sidewinder Explorations Inc.'s auditors and the audit committee of Sidewinder Explorations Inc.'s board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Sidewinder Explorations Inc.'s ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Sidewinder Explorations Inc.'s internal control over financial reporting.

Date:   February 23, 2009                          SIDEWINDER EXPLORATIONS INC.,  Registrant

                                                                    /s/ Ross Harbottle
                                                                    By: Ross Harbottle, President and Principal Accounting Officer